INFORMATION STATEMENT DATED DECEMBER 12, 2003
AEGON/TRANSAMERICA SERIES FUND, INC.
ON BEHALF OF TEMPLETON GREAT COMPANIES GLOBAL

570 Carillon Parkway
St. Petersburg, Florida 33716
(Toll Free) 1-800-851-9777

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE NOT REQUESTED TO SEND US A PROXY

        This information statement is being furnished to the Policyowners invested in the Templeton Great Companies Global (the “Portfolio”) of AEGON/Transamerica Series Fund, Inc. (“ATSF”) to provide information regarding the approval by the Board of Directors (referred to herein as the “Board” or “Directors”) of a new sub-advisory arrangement on behalf of the Portfolio. Pursuant to this arrangement, the assets of the Portfolio are divided into two portions and allocated to two distinct investment strategies, a domestic investment strategy and an international investment strategy, each implemented by separate sub-advisers.

        Prior to September 15, 2003, Great Companies, L.L.C. (“Great Companies”) served as the sole sub-adviser since the inception of the Portfolio. Effective September 15, 2003, the sub-advisory agreement between AEGON/Transamerica Fund Advisers, Inc. (“ATFA” or “Investment Adviser”) and Great Companies (the “Great Companies Sub-Advisory Agreement”) was amended to provide that Great Companies will implement the domestic investment strategy with respect to the portion of the Portfolio that it manages. A copy of the amended Great Companies Sub-Advisory Agreement is attached hereto as Exhibit A.

        The Board, on behalf of the Portfolio, also approved a new sub-advisory agreement between ATFA and Templeton Investment Counseling, LLC (“Templeton”), dated September 15, 2003, a copy of which is attached hereto as Exhibit B (the “Templeton Sub-Advisory Agreement”). Templeton will implement the international investment strategy with respect to the portion of the Portfolio that it manages. The terms of the Templeton Sub-Advisory Agreement are substantially identical to those of the Great Companies Sub-Advisory Agreement. Additional information about Great Companies, Templeton and the investment strategies that they respectively implement is available in this information statement, in the section titled “Information Concerning the Sub-Advisers.”

        This information statement is provided in lieu of a proxy statement to shareholders of record as of October 31, 2003, pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits ATFA to hire sub-advisers and to make material changes to existing sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Directors who are not parties to the relevant agreement and are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of those parties (“Independent Directors”), without obtaining shareholder approval. This information statement will be mailed on or about December 12, 2003.

        As a matter of regulatory compliance, you are receiving this information statement, which describes the management structure of the Portfolio and the terms of the co-sub-advisory arrangement with Great Companies and Templeton as approved by the Directors of ATSF.

        ATSF, a series mutual fund consisting of several separate investment portfolios, is an open-end management investment company registered under the 1940 Act, and is organized as a Maryland corporation. The principal executive office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

GENERAL INFORMATION

        On June 10, 2003, a majority of the Directors, including a majority of the Independent Directors, unanimously approved a modification to the Portfolio’s then existing investment strategy, the amendments to the Great Companies Sub-Advisory Agreement, the Templeton Sub-Advisory Agreement, and the selection by ATFA of Templeton to serve as co-sub-adviser for the Portfolio. With the addition of Templeton, the Directors believe that the Portfolio will benefit from the expertise of Great Companies with respect to U.S. equity investing, and the expertise of Templeton, with respect to foreign equity investing. The Board determined that the modification to the Portfolio’s investment strategy, and the hiring of an additional, unaffiliated sub-adviser may attract new assets and is in the best interest of Policyowners. See “Board Consideration of the Templeton Sub-Advisory Agreement” below.

        The Templeton Sub-Advisory Agreement contains terms and conditions identical to those of the Great Companies Sub-Advisory Agreement, except as more fully described below under “Terms of the Sub-Advisory Agreements.”

        Section 15 of the 1940 Act requires that a majority of the Portfolio’s outstanding voting securities approve a sub-advisory agreement. However, pursuant to the Order, ATFA, on behalf of ATSF and any future open-end management investment company managed by ATFA, may enter into sub-advisory agreements on behalf of certain funds without receiving prior shareholder approval. On December 15, 1998, shareholders of the Portfolio authorized the Investment Adviser to enter into new sub-advisory agreements without shareholder approval. Therefore, execution and implementation of the new sub-advisory agreements do not require shareholder consent.

        The Portfolio will pay for the costs associated with preparing and distributing this information statement to its shareholders.

THE INVESTMENT ADVISER

        ATFA serves as the investment adviser to the Portfolio pursuant to an investment advisory agreement (the “Advisory Agreement”) dated August 30, 2000. The Advisory Agreement was initially approved by the Board for a term of two years and remains in effect thereafter if approved annually in accordance with the terms of the 1940 Act. The Advisory Agreement was last approved by the Directors of the Fund, including a majority of the Independent Directors, on September 9, 2003. The Advisory Agreement, as amended, was last approved by Policyowners on December 16, 1996.

        ATFA is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) (“Western Reserve”) and AUSA Holding Company (22%) (“AUSA”), both of which are indirect wholly-owned subsidiaries of AEGON N.V. Great Companies is a 30% owned indirect subsidiary of AUSA. AUSA is wholly-owned by Transamerica Holding Company, which, in turn, is wholly-owned by AEGON USA, Inc. (“AEGON USA”), a financial services holding company, whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON, N.V., a Netherlands corporation and publicly traded international insurance group.

        The Investment Adviser’s directors and principal officer, together with their principal occupations, are listed in Exhibit C. No officer or Director of ATSF (who is not a director of the Investment Adviser) owns securities or has any other material direct or indirect interest in the Investment Adviser or is a person controlling, controlled by or under common control with the Investment Adviser, other than described in Exhibit C.

TERMS OF THE ADVISORY AGREEMENT

        Pursuant to the Advisory Agreement for the Portfolio, ATFA is subject to the supervision of the Directors and, in conformity with the stated policies of ATSF, manages both the investment operations of the Portfolio, and the composition of the ATSF portfolios, including the purchase, retention and disposition of portfolio securities. The Investment Adviser is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of ATSF and each portfolio thereof. The Investment Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreement. For its services, ATFA is compensated at the annual rate of 0.80% of the Portfolio’s average daily net assets. ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the Portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of the Portfolio’s average daily net assets, 1.00%. The investment advisory fees paid to ATFA are unchanged by the co-sub-advisory arrangement of the Portfolio, and ATFA will maintain its current expense limitation arrangement.

        ATFA reviews the performance of all sub-advisers, and makes recommendations to the Directors with respect to the retention and renewal of agreements. In connection therewith, ATFA is obligated to keep certain books and records of ATSF. ATFA also administers the business affairs of ATSF and, in connection therewith, furnishes ATSF with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Investors Bank & Trust Company, ATSF’s custodian, and AEGON/Transamerica Fund Services, Inc., ATSF’s transfer and dividend disbursing agent. The management services of ATFA for ATSF are not exclusive under the terms of the Advisory Agreement, and ATFA is free to, and does, render management services to others.

        In connection with its management of the business affairs of ATSF, ATFA bears the following expenses: (a) the salaries and expenses of all of ATFA and ATSF personnel, except the fees and expenses of the Directors who are not affiliated persons of ATFA or the Portfolio’s sub-advisers; (b) all expenses incurred by ATFA or by ATSF in connection with managing the ordinary course of ATSF’s business, other than those assumed by the Portfolio, as described below; and (c) the fees payable to a sub-adviser pursuant to the sub-advisory agreement between ATFA and such sub-adviser.

        Under the terms of the Advisory Agreement, the Portfolio is responsible for its respective share of the payment of the following expenses: (i) fees payable to the Investment Adviser pursuant to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of portfolio securities; (iii) expenses of organizing the Portfolio; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Portfolio’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the non-interested Directors of ATSF; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Portfolio, including costs for local representation in Maryland and fees of special counsel, if any, for the independent Directors; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by ATSF and the Investment Adviser); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against ATSF for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations; and (xvi) any extraordinary expenses incurred by ATSF on behalf of the Portfolio.

        The Advisory Agreement provides that ATFA will not be liable for any error of judgment or for any loss suffered by the Portfolio in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement continues in effect for a period of no more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Advisory Agreement also provides that it will terminate automatically if assigned and may be terminated without penalty by the ATSF Directors, by vote of a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act) or by ATFA, upon 60 days’ written notice to ATSF.

        ATFA acts as investment adviser to the following investment companies, in addition to ATSF: IDEX Mutual Funds, Transamerica Occidental’s Separate Account Fund B and Transamerica Income Shares, Inc. ATFA also acts as the administrator to Transamerica Index Funds, Inc.

INFORMATION CONCERNING THE SUB-ADVISERS

        Great Companies is located at 635 Court Street, Suite 100, Clearwater, Florida 33756. Templeton is located at One Franklin Parkway, San Mateo, California 94403-1906. Both Great Companies and Templeton are investment advisers registered as such with the SEC. Great Companies, with its affiliates, and Templeton, with its affiliates, had approximately $668 million and $287 billion, respectively, in assets under management as of June 30, 2003. Exhibit D sets forth certain information concerning the Principal Executive Officer and Directors of Great Companies and Templeton.

        Great Companies and Templeton provide investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Exhibit E sets forth certain information regarding each registered investment company advised or sub-advised by Great Companies and Templeton with an investment objective similar to that of the Portfolio.

Principal Investment Strategies of the Sub-Advisers

        As a result of the changes in the sub-advisory arrangements, the Portfolio’s assets are split and allocated to the two co-sub-advisers. Great Companies manages the domestic portion of the Portfolio and Templeton manages the non-U.S. portion (called “international portion”) of the Portfolio. The proportion of assets allocated to each portion generally is based the proportion of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (“MSCIW Index”), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international portions of the Portfolio adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

Domestic Portion

        Great Companies, managing the Portfolio’s domestic securities, seeks to achieve the Portfolio’s objective by investing in common stocks of U.S. based companies that meet Great Companies’ screens for either being or becoming a “great company.”

        To be considered a “great company” by Great Companies, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a “terrific business”; have “protective barrier(s)” such as superior brand franchises; consider employees to be a company’s most valuable asset; have, in Great Companies’ opinion, “world class management”; and be an innovation-driven company that, in Great Companies’ opinion, can convert changes into opportunities. Companies included in the Portfolio may also pass several additional screens that Great Companies considers to be paramount in its decision for inclusion to the Portfolio’s domestic investments.

    U.S. companies identified by Great Companies for inclusion in the Portfolio’s domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the Portfolio’s domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

        The allocation of the weightings among securities held in the domestic portion of the Portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values.

International Portion

        Templeton, when managing the Portfolio’s international securities, seeks to achieve the Portfolio’s objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of the company’s assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

        For purposes of the Portfolio’s investments, “foreign securities” means those securities issued by companies that:
        •      have their principal securities trading markets outside the U.S.
        •      derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.
        •      have a significant portion of their assets outside the U.S.
        •      are linked to non-U.S. dollar currencies
        •      are organized under the laws of, or with principal offices in, another country.

        The Portfolio’s definition of “foreign securities” may differ from the definition of the same or similar term as used in other mutual fund prospectuses. As a result, the Portfolio may hold foreign securities that other funds may classify differently.

        The Portfolio may invest a portion of its assets in smaller companies. The Portfolio considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in ADRs, GDRs and EDRs, which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

        Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

        When choosing equity investments for this Portfolio, Templeton applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Temporary Defensive Position

        The Portfolio may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the Portfolio’s principal investment strategies). Under these circumstances, the Portfolio may be unable to achieve its investment objective.

THE MULTI-MANAGER APPROACH

        The multi-manager approach that is applied to the Portfolio seeks to take advantage of the expertise and the best investment ideas of both Great Companies and Templeton. Great Companies and Templeton each manage a portion of the Portfolio’s assets, and each is generally expected to select a relatively small number of securities (approximately 20 per sub-adviser) for its portion of the Portfolio’s assets. Such a focused security selection process requires Great Companies and Templeton to each select only the investment ideas that have, in their respective view, the greatest return potential.

        In addition to allocations resulting from changes in the MSCIW Index, ATFA may allocate assets from time to time between the portions of the Portfolio managed by Great Companies and Templeton, respectively. ATFA anticipates allocation of Portfolio cash flows equally between Templeton and Great Companies; however, varying allocations may be made in light of considerations which could include appreciation and depreciation, concentration, diversification, performance, portfolio cash flows, tax implications, investment style and other considerations.

TERMS OF THE SUB-ADVISORY AGREEMENTS

        The following summary of the Great Companies Sub-Advisory Agreement and the amendment thereto is qualified in its entirety by reference to the copy of the amended Great Companies Sub-Advisory Agreement attached as Exhibit A to this Information Statement; and the summary of the Templeton Sub-Advisory Agreement is qualified in its entirety by reference to the copy of the Templeton Sub-Advisory Agreement attached as Exhibit B to this information statement.

Sub-Advisory Fees

        ATFA pays the fees of each sub-adviser, at no additional cost to the Portfolio. The changes to the Portfolio’s investment sub-advisory arrangements will not result in any change to the fees paid to ATFA under the Advisory Agreement.

        Prior to the amendments to the Great Companies Sub-Advisory Agreement, Great Companies was paid the following fees by ATFA: 50% of the advisory fees received by ATFA, less 50% of any amount reimbursed to the Portfolio by ATFA pursuant to an expense limitation arrangement. Pursuant to the amendment to the Great Companies Sub-Advisory Agreement, Great Companies is compensated by ATFA (not the Portfolio) at an annual rate of 0.40% of the Portfolio’s average daily nets assets (for the portion of average daily assets that are managed by Great Companies), less 50% of any excess expenses paid by ATFA pursuant to the Portfolio’s expense limitation arrangement.

        During the Portfolio’s most recently completed fiscal year ended December 31, 2002, Great Companies received an aggregate of $64,672 from ATFA for services rendered to the Portfolio. The aggregate amount of sub-advisory fees paid by ATFA had the Templeton Sub-Advisory Agreement been in place during that time would have been approximately the same, but the fee would have been split between Templeton and Great Companies based on the portion of assets each sub-adviser managed.

        The Portfolio did not pay any affiliated brokerage fees for the fiscal year ended December 31, 2002.

        Under the terms of the Templeton Sub-Advisory Agreement, Templeton is compensated by ATFA (not the Portfolio) at an annual rate of 0.40% of the portion of the Portfolio’s average daily net assets that are managed by Templeton.

About the Sub-Advisory Arrangements

        The co-sub-advisory arrangements provide that, subject to the supervision of the Board and ATFA, Great Companies and Templeton will select and manage the domestic and international portions of the Portfolio, respectively. In accordance with the requirements of the 1940 Act, both Great Companies and Templeton also provide ATFA with all books and records relating to the transactions it executes and renders to the Directors such periodic and special reports as the Board may reasonably request.

        The Great Companies Sub-Advisory Agreement was last approved by the Board on September 9, 2003 for an additional one-year period that will end on December 9, 2004. The amendment to the Great Companies Sub-Advisory Agreement was also approved by the Board on September 9, 2003.

        The terms and conditions of the Great Companies Sub-Advisory Agreement and the Templeton Sub-Advisory Agreement (collectively, the “Sub-Advisory Agreements”) are essentially identical (other than the fee arrangements and the fact that the Great Companies Sub-Advisory Agreement will continue through December 9, 2004 unless continuance is approved annually thereafter, as explained below in connection with the Templeton Sub-Advisory Agreement). The Templeton Sub-Advisory Agreement will remain in full force and effect for a period of up to two years from its effective date, and thereafter as long as continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio or by a majority vote of the Board and by the vote of a majority of the Independent Directors at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreements 1) may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; 2) will terminate immediately in the event of their assignment (within the meaning of the 1940 Act), or upon the termination of the Portfolio’s management agreement with ATFA; and 3) may be terminated at any time by Great Companies, Templeton or ATFA on 60 days written notice to the other party.

        The sub-advisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Great Companies or Templeton will not be liable for any act or omission in connection with their activities as co-sub-advisers to the Portfolio.

BOARD CONSIDERATION OF THE SUB-ADVISORY AGREEMENTS

        At an in-person meeting of the Board held on September 9, 2003, at which a majority of the Directors were in attendance (including a majority of the Independent Directors), the Board of Directors considered and unanimously approved the Templeton Sub-Advisory Agreement and the amendments to the Great Companies Sub-Advisory Agreement. In considering the approval of each agreement, the Directors, including the Independent Directors, considered whether the approval of the agreement was in the best interests of the Portfolio. The Board requested information, provided by ATFA, Great Companies and Templeton, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

        At the meeting, the Directors reviewed materials furnished by ATFA, Great Companies and Templeton. ATFA explained to the Directors the research, review and selection process that it employed to identify potential candidates to be included as co-sub-adviser with Great Companies, which included the review of due diligence materials from the candidates by ATFA. ATFA explained the reasons why it selected Templeton, and why it recommended that the Directors approve the addition of Templeton as the Portfolio’s co-sub-adviser.

        The Board considered a number of factors in approving Templeton, including: (i) history and background in managing portfolios for other clients; (ii) investment philosophy, long-term performance record, and the experience and background of the personnel who would be responsible for managing the Portfolio’s assets; (iii) performance relative to its peers; (iv) facilities and compliance procedures; (v) the nature, quality and extent of services expected to be provided to the Portfolio; (vi) Templeton’s reputation in the asset management industry; (vii) the size and structure of Templeton, as well as the amount of assets that it currently manages; and (viii) demonstrated ability to consistently add value relative to the Portfolio’s benchmark.

        The Board discussed and reviewed the terms of the Templeton Sub-Advisory Agreement, noting that the material terms of the Templeton Sub-Advisory Agreement are substantially identical to those of the Great Companies Sub-Advisory Agreement, other than the fee arrangement.

        As a result on the new investment sub-advisory arrangements, the Great Companies Sub-Advisory Agreement has been amended to reflect the division of assets with Templeton, and to provide that Great Companies will receive a monthly sub-advisory fee based on the portion of average daily net assets that it manages for the Portfolio equal to 0.40% of the fees received by ATFA for that portion of assets, less 50% of the amount paid by ATFA on behalf of the Portfolio pursuant to any expense limitation.

        The Directors approved the sub-advisory agreements on the basis of the following considerations, among others:

•	The sub-advisory fees payable to Great Companies and Templeton are fair and reasonable in light of the services expected to be provided, the anticipated costs of the services, the estimated profitability of the sub-advisers’ relationship with the Portfolio, and the comparability of the proposed fees to fees paid by comparable management investment companies;

•	The nature, quality and extent of the investment sub-advisory services expected to be provided by Great Companies and Templeton, separately, and as co-sub-advisers, in light of their respective investment methodology, the high quality services provided to other management investment companies that they separately advise, and the historic performance of accounts that they manage, including achievement of stated investment objectives;

•	Templeton’s representations regarding its staffing and capabilities to manage the international portion of the Portfolio, including the retention of personnel with significant international portfolio management experience; and Great Companies’representations regarding its staffing and capabilities to manage the domestic portion of the Portfolio, including the retention of personnel with significant portfolio management experience;

•	Great Companies’ and Templeton’s entrepreneurial commitment to the management and success of the Portfolio and its co-sub-adviser investment strategy, which could entail a substantial commitment of resources to the successful operation of the Portfolio; and

•	The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of Great Companies and Templeton.

        Based upon its review of the information requested and provided, the Board concluded that the co-sub-advisory arrangement is in the best interests of the Portfolio and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Directors, including the Independent Directors, unanimously approved the Templeton Sub-Advisory Agreement and the amendment to the Great Companies Sub-Advisory Agreement.

PRINCIPAL SHAREHOLDERS

        As of October 31, 2003, the Portfolio had 7,537,069.547 shares of beneficial interest, representing a cash value of approximately $49,428,593. The shareholders of the Portfolio are: Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.), Transamerica Life Insurance Company, Western Reserve Life Assurance Co. of Ohio and Transamerica Occidental life Insurance Company.

SHAREHOLDER PROPOSALS

        As a general matter, the Portfolio does not hold annual meetings of shareholders. Policyowners wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Secretary of ATSF, 570 Carillon Parkway, St. Petersburg, Florida 33716.

        Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

ANNUAL REPORT

        ATSF will furnish, without charge, a copy of its most recent annual and any subsequent semi-annual report to shareholders upon request. Any such request should be directed to ATSF by calling (800) 851-9777 or by writing ATSF at P.O. Box 5068, Clearwater, Florida 33758-5068.

ADDITIONAL INFORMATION

        ATFA, ATFS’s investment adviser, and AEGON/Transamerica Fund Services, Inc., its transfer agent and administrator, are located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATSF’s principal underwriter/distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002.

By Order of the Board of Directors John K. Carter, Esq., Secretary AEGON/Transamerica Series Fund, Inc. St. Petersburg, Florida

Exhibit A – Great Companies Sub-Advisory Agreement, as amended
Exhibit B – Templeton Sub-Advisory Agreement
Exhibit C – Directors and Principal Officer of ATFA
Exhibit D – Directors/Managers and Principal Officer of Great Companies and Templeton
Exhibit E – Similar Funds Information

EXHIBIT A

Amendment to Sub-Advisory Agreement between
AEGON/Transamerica Fund Advisers, Inc. and Great Companies, LLC

        THIS AMENDMENT is made as of September 15, 2003 to the Sub-Advisory Agreement dated September 1, 2000 (the “Agreement”), as amended, between AEGON/Transamerica Fund Advisers, Inc. (“ATFA”) and Great Companies, LLC (the “Sub-Adviser”), on behalf of Great Companies – Global2 (the “Portfolio”) of AEGON/Transamerica Series Fund, Inc. In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Portfolio Name Change. Any references to Great Companies – Global[2] Portfolio are revised to mean Templeton Great Companies Global, in response to the name change of the Portfolio, effective September 15, 2003.

2.

Co-Sub-Adviser: Effective September 15, 2003, Templeton Investment Counsel, LLC (“Templeton”) was added as co-sub-adviser for the Portfolio. Any references to “sub-adviser” are revised to mean “co-sub-adviser.”

3.

Duties of the Sub-Adviser (Paragraph 2): Effective September 15, 2003, Templeton is responsible for managing the non-U.S. portion of the Portfolio and Great Companies is responsible for managing the U.S. equity component of the Portfolio.

4.

Compensation (Paragraph 3): Effective September 15, 2003, each co-sub-adviser will receive a monthly sub-advisory fee based on the portion of average daily net assets that it manages for the Portfolio; the fee will equal 0.40% of the Portfolio’s average daily net assets, less 50%, as applicable, of the amount paid by the investment adviser pursuant to any expense limitation or the amount of any other reimbursement made by the investment adviser to the Portfolio, if applicable.

/s/ John K. Carter John K. Carter, Esq. Senior Vice President, General Counsel & Secretary AEGON/Transamerica Fund Advisers, Inc.
/s/ John R. Kenney By: John R. Kenney Title: Co-CEO Great Companies, LLC

Amendment to Sub-Advisory Agreement between
WRL Investment Management, Inc. and Great Companies, LLC

        THIS AMENDMENT is made as of May 1, 2001 to the Sub-Advisory Agreement dated September 1, 2000 (the “Agreement”) between WRL Investment Management, Inc. (“WRL Management”) and Great Companies, LLC (the “Sub-Adviser”), on behalf of WRL Great Companies – Global2 (the “Portfolio”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.     Portfolio Name Change. Any references to WRL Great Companies – Global2 Portfolio are revised to mean Great Companies – Global2, in response to the name change of the Portfolios, effective May 1, 2001.

2.     Investment Adviser Name Change. Any references to WRL Investment Management, Inc. as the Investment Adviser to the Portfolio are revised to mean AEGON/Transamerica Fund Advisers, Inc. (“ATFA”), in response to the name change of the investment adviser, effective May 1, 2001.

3.     Fund Name Change. Any references to WRL Series Fund, Inc. as the name of the Fund to the Portfolio are revised to mean AEGON/Transamerica Series Fund, Inc. (“ATSF”), in response to the name change of the Fund, effective May 1, 2001.

/s/ John K. Carter John K. Carter, Esq. Vice President and Secretary

SUB-ADVISORY AGREEMENT BETWEEN
WRL INVESTMENT MANAGEMENT, INC.
AND
GREAT COMPANIES, L.L.C.

        SUB-ADVISORY AGREEMENT, made as of the 1st day of September 2000 between WRL Investment Management, Inc. (“Investment Adviser”), a corporation organized and existing under the laws of the State of Florida and Great Companies, L.L.C. (“Sub-Adviser”), a corporation organized and existing under the laws of the State of Iowa.

        WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997 (“Advisory Agreement”) with the WRL Series Fund, Inc. (“Fund”), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

        WHEREAS, the Fund is authorized to issue shares of the WRL Great Companies — Global2 (the “Portfolio”), separate series of the Fund;

        WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

        WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to each Portfolio and the Sub-Adviser is willing to furnish such services;

        NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

          1.      Appointment.

             Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to each Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2.      Duties of the Sub-Adviser.

                    A.        Investment Sub-Advisory Services. Subject to the supervision of the Fund’s Board of Directors (“Board”) and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of each Portfolio in accordance with each Portfolio’s investment objective, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Portfolio in a manner consistent with each Portfolio’s investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of each Portfolio, is authorized, in its discretion and without prior consultation with each Portfolio or the Investment Adviser, to:

(1)	buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

(2)	place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                    B.        Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

(1)	furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which each Portfolio may own or contemplate acquiring from time to time;

(2)	cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of each Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

(3)	furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

                    C.        Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund’s Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

          3.   Compensation.

                For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive a monthly investment management fee equal to (i) 50% of the fees received by, or expense reimbursement returned to, the Investment Adviser for services rendered under the Advisory Agreement by the Investment Adviser to each Portfolio, less (ii) 50% of the amount paid by the Investment Adviser on behalf of each Portfolio pursuant to any expense limitation or the amount of any other reimbursement made by the Investment Adviser to each Portfolio. The management fee shall be payable by the Investment Adviser monthly to the Sub-Adviser upon receipt by the Investment Adviser from each Portfolio of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

          4.   Duties of the Investment Adviser.

                    A.      The Investment Adviser shall continue to have responsibility for all services to be provided to each Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement. Notwithstanding the Investment Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of each Portfolio.

                    B.        The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1)	The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time (“Articles”):

(2)	The By-Laws of the Fund as in effect on the date hereof and as amended from time to time (“By-Laws”);

(3)	Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

(4)	The Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form
  N-1A, as filed with the Securities and Exchange Commission (“SEC”) relating to each Portfolio and its shares and all amendments thereto (“Registration Statement”);

(5)	The Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto:

(6)	The Fund’s Prospectus (as defined above); and

(7)	A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by each Portfolio to its shareholders or to any governmental body or securities exchange.

             The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                    C.         During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of each Portfolio or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

          5.      Brokerage.

                     A.        The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). Pursuant to such factors, the Sub-Adviser may utilize one or more of its affiliates as broker for transactions for each Portfolio. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

                    B.        On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

                    C.        In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by each Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

          6.      Ownership of Records.

            The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1(f) under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

          7.      Reports.

            The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

          8.      Services to Others Clients.

            Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

          9.      Representations of Sub-Adviser.

            The Sub-Adviser represents, warrants, and agrees as follows:

                    A.        The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                    B.        The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

                    C.        The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

            The Investment Adviser represents, warrants, and agrees as follows:

            The Investment Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Sub- Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

          10.      Term of Agreement.

            This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of each Portfolio’s outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect until April 30, 2002, from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to each Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of each Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

          11.      Termination of Agreement.

            This Agreement shall terminate automatically with respect to the Portfolio upon the termination of the Advisory Agreement with respect to such Portfolio. This Agreement may be terminated at any time with respect to the Portfolio, without penalty, by WRL Management or by the Fund’s Board by giving 60 days’ written notice of such termination to Great Companies at its principal place of business, provided that, if terminated by the Fund, such termination is approved by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Portfolio, or per the terms of the exemptive order — Release No. 23379 — under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act. This Agreement may be terminated at any time by Great Companies by giving 60 days’ written notice of such termination to the Fund’s Board and WRL Management at their respective principal places of business.

          12.      Amendment of Agreement.

            No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of each Portfolio’s outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

          13.      Miscellaneous.

                    A.        Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

                    B.        Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                    C.        Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                    D.        Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

                    E.        Definitions. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest: /s/ John K. Carter John K. Carter, Esq. Vice President, Counsel, Compliance Officer & Assistant Secretary Attest: /s/ Donna Eppes Donna Eppes Secretary	WRL INVESTMENT MANAGEMENT, INC.

By: /s/ Allan J. Hamilton
Name: Allan J. Hamilton
Title: Vice President & Controller

GREAT COMPANIES, L.L.C.

By: /s/ John R. Kenney
Name: John R. Kenney
Title: Chairman & Co-Chief Executive Officer

EXHIBIT B

SUB-ADVISORY AGREEMENT
BETWEEN
AEGON/TRANSAMERICA FUND ADVISERS, INC.
AND
TEMPLETON INVESTMENT COUNSEL, LLC

        SUB-ADVISORY AGREEMENT, made as of the 15th day of September, 2003, between AEGON/Transamerica Fund Advisers, Inc. (“Investment Adviser”), a corporation organized and existing under the laws of the State of Florida and Templeton Investment Counsel, LLC (“Sub-Adviser”), a Delaware limited liability company.

        WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997, as amended (“Advisory Agreement”) with AEGON/Transamerica Series Fund, Inc. (“ATSF”), a Maryland corporation which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and

        WHEREAS, ATSF is authorized to issue shares of Templeton Great Companies Global (the “Portfolio”), a separate series of ATSF;

        WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

        WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services (in connection with non-U.S. securities) to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services.

        NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

          1.      Appointment.

            Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2.      Duties of the Sub-Adviser.

                    A.        Investment Sub-Advisory Services. Subject to the supervision of the ATSF Board of Directors (“Board”) and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the non U.S. investments of the Portfolio in accordance with the Portfolio’s investment objective, policies, and restrictions as provided in the ATSF Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as directed by the appropriate officers of the Investment Adviser or ATSF by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets of the Portfolio in a manner consistent with the Portfolio’s investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

(1)	buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or >br> assets; and

(2)

place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                    B.        Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

(1)	furnish continuous investment information, advice and recommendations to ATSF as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

(2)	cause its officers to attend meetings, either in person or via teleconference, of ATSF and furnish oral or written reports, as ATSF may reasonably require, in order to keep ATSF and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

(3)	furnish such statistical and analytical information and reports as may reasonably be required by ATSF from time to time.

                    C.        Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the ATSF Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

                    D.        Custody. Sub-Adviser shall have no responsibility with respect to maintaining custody of the Portfolio’s assets. Sub-Adviser shall affirm security transactions with central depositories and advise the custodian of the Portfolio (“Custodian”) or such depositories or agents as may be designated by Custodian and Investment Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. Sub-Adviser shall from time to time provide Custodian and Investment Adviser with evidence of authority of its personnel who are authorized to give instructions to Custodian. The Portfolio shall instruct the Custodian to provide the Sub-Adviser with such information as the Sub-Adviser may reasonably request relating to daily cash levels held by the Portfolio.

                    E.        Proxy Voting. Unless Investment Adviser advises Sub-Adviser in writing that the right to vote proxies has been expressly reserved to Investment Adviser or the Portfolio or otherwise delegated to another party, Sub-Adviser shall exercise voting rights incident to such securities under Sub-Adviser’s supervision held in the Portfolio without consultation with Investment Adviser or Portfolio, provided that Sub-Adviser will follow any written instructions received from Investment Adviser or Portfolio with respect to voting as to particular issues. Sub-Adviser shall further respond to all corporate action matters incident to such securities held in the Portfolio including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations. Should Sub-Adviser undertake litigation against an issuer on behalf of accounts which it manages that are shareholders of such issuer, Portfolio agrees, that in the event the Portfolio is also a shareholder of such issuer, to pay its proportionate share of any applicable legal fees associated with the action or to forfeit any claim to any assets Sub-Adviser may recover and, in such case, agrees to hold Sub-Adviser harmless for excluding the Portfolio from such action. In the case of class action suits involving issuers held by the Portfolio, Sub-Adviser may include information about the Portfolio for purposes of participating in any settlements.

          3.      Compensation.

            For the services provided by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly an investment management fee as specified in Schedule A of this Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

          4.      Expenses.

            During the term of this Agreement, Sub-Adviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically borne by the Portfolio or assumed by the Investment Adviser pursuant to the Advisory Agreement. The Portfolio and the Investment Adviser shall bear their own expenses, including but not limited to those expenses allocated to the Portfolio or the Investment Adviser in the Advisory Agreement, all proxy voting expenses and brokers’ and underwriting commissions chargeable to the Portfolio in connection with the securities transactions to which the Portfolio is a party.

             5.      Duties of the Investment Adviser.

                    A.        The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement. Notwithstanding the Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.

                     B.         The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1)	The ATSF Articles of Incorporation, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time (“Articles”);

(2)	The By-Laws of ATSF as in effect on the date hereof and as amended from time to time (“By-Laws”);

(3)	Certified resolutions of the Board of ATSF authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

(4)	The ATSF Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on
  Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) relating to the Portfolio and its shares and all amendments thereto (“Registration Statement”);

(5)	The ATSF Prospectus (as defined above); and

(6)	A certified copy of any publicly available financial statement or report prepared for ATSF by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

             The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

             Notwithstanding the above, the Sub-Adviser shall not be responsible for performing in accordance with any of the above-mentioned documents and notices unless Sub-Adviser has received such document or notice.

                    C.        The Sub-Adviser hereby gives the Portfolio, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name “Templeton” (hereinafter referred to as the “Mark”) in the United States as part of the name of the Portfolio, provided such name is approved by Sub-Adviser in writing. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. Neither the Portfolio nor the Investment Adviser shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, the Portfolio will immediately terminate all use of the Mark and destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the Mark. The Portfolio agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto.

               D.        During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales documentation, promotional, marketing, advertising and other written, printed or electronic material or performance information or data prepared for distribution to shareholders of the Portfolio or the public, which include the Mark or refer to the Portfolio, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof. Investment Adviser shall not use any such materials which include the Mark without the Sub-Adviser’s prior written approval; and Investment Adviser shall not use any such materials which do not include the Mark if the Sub-Adviser reasonably objects in writing within fifteen (15) business days (or such other time as may be mutually agreed upon) after Sub-Adviser’s receipt thereof.

          6.      Brokerage.

                    A.        The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Portfolio, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder.

                    B.        On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

                    C.        In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

         7.      Ownership of Records.

             Sub-Adviser shall maintain all books and records required to be maintained by Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Portfolio. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-Adviser hereby agrees (i) to preserve for the periods prescribed by Rule 31a-3 under the 1940 Act any records that it maintains for the Portfolio that are required to be maintained by Rule 31a-1 under the 1940 Act, and (ii) to provide the Portfolio with access to or copies of any records that it maintains for the Portfolio upon reasonable request by the Portfolio.

          8.      Reports.

             The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

          9.      Services to Other Clients.

             Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of ATSF, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. Nothing in this Agreement shall impose upon Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Portfolio, any securities which the Sub-Adviser, or its officers, directors, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client. Sub-Adviser may give advice and take action with respect to any of its other accounts or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Portfolio.

          10.      Sub-Adviser’s Use of the Services of Others.

             The Sub-Adviser may (at its cost except as contemplated by Section 6 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser’s overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.

    11.        Liability of Sub-Adviser.

             Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Investment Adviser, the Portfolio or any shareholder of the Portfolio for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

          12.      Representations of Sub-Adviser.

             The Sub-Adviser represents, warrants, and agrees as follows:

                    A.        The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                    B.        The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and ATSF with a copy of such code of ethics, together with evidence of its adoption.

                    C.        The Sub-Adviser has provided the Investment Adviser and ATSF with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

          13.      Term of Agreement.

             This Agreement shall become effective as of the date of its execution and continue in effect for two years from its effective date, and threafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of the Fund’s outstanding voting securities (as defined in the 1940 Act) or by the ATSF Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the ATSF Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party. This Agreement may be terminated at any time, without payment of any penalty, by (i) ATSF, or by a vote of the majority of the entire ATSF Board of Directors, or per the terms of an exemptive order — Release No. 23379 — under Section 6(c) of the Act from Section 15(a) and Rule 18f-2 under the Act, on at least 60 days’ written notice to the Sub-adviser or (ii) by the Sub-Adviser on 60 days’ written notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

          14.      Notices.

             Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the address below:

         If to ATSF:

AEGON/Transamerica Series Fund, Inc. 570 Carillon Parkway St. Petersburg, FL 33716 Attn: John K. Carter Telephone: (727) 299-1824 Fax: (727) 299-1641

         If to the Investment Adviser:

AEGON/Transamerica Fund Advisers, Inc. 570 Carillon Parkway St. Petersburg, FL 33716 Attn: John K. Carter Telephone: (727) 299-1824 Fax: (727) 299-1641

         If to the Sub-Adviser:

Templeton Investment Counsel, LLC One Franklin Parkway San Mateo, CA 94403-1906 Attn: General Counsel Telephone: (650) 525-7331 Fax: (650) 312-2221

          15.      Termination of Agreement.

             Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order – Release No. 23379 – under Section 6(c) of the 1940 Act from Section 15(a) and Rule 18f-2 under the 1940 Act, on at least 60 days’ prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days’ prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. In addition, the Sub-Adviser may terminate this Agreement at any time, or preclude its renewal, without the payment of any penalty, on at least 60 days’ prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

          16.      Amendment of Agreement.

             No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio’s outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

          17.      Miscellaneous.

                    A.        Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

                    B.        Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                    C.        Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto (except for the letter agreement relating to the re-balancing of the Portfolio’s assets and cash flows) and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                    D.        Interpretation. Nothing herein contained shall be deemed to require ATSF to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of ATSF.

                    E.        Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” (unless otherwise defined herein) shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

ATTEST: By: /s/ Gayle Morden Name: Gayle Morden Title: Assistant Vice President and Assistant Secretary ATTEST By: /s/ Diana M. Conrad Name: Diana M. Conrad Title: AVP, Client Relationship Mgr.	AEGON/TRANSAMERICA FUND ADVISERS, INC.

      By: /s/ John K. Carter
      Name: John K. Carter
      Title: Sr. Vice President, General Counsel,
               Compliance Officer and Secretary

TEMPLETON INVESTMENT COUNSEL, LLC

      By: /s/ Gary P. Motyl
      Name: Gary P. Motyl
Title: President

SUB-ADVISORY AGREEMENT

SCHEDULE A

PORTFOLIO	SUB-ADVISER COMPENSATION	TERMINATION DATE
Templeton Great Companies Global	0.40% of the portion of the portfolio's average daily net assets that are managed by Templeton	September 15, 2005

EXHIBIT C

Directors and Principal Officer of the Investment Adviser

        The address of each director and principal officer is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Position with the Investment Adviser	Principal Occupation/Position
Brian C. Scott, Director, President and Chief Executive Officer	President & Chief Executive Officer, IDEX Mutual Funds ("IDEX"), AEGON/Transamerica Series Fund, Inc. ("ATSF"), Transamerica Occidental's
Separate Account Fund B ("Fund B") & Transamerica Income Shares, Inc. ("TIS");
President, Transamerica Index Funds, Inc. ("TIF"); Chief Executive Officer,
Transamerica Investors, Inc. ("TII"); Director, President & CEO, Endeavor
Management Co. (2001-2002); Manager, Transamerica Investment Management, LLC
("TIM"); President, Director & Chief Executive Officer, AEGON/Transamerica Fund
Advisers, Inc. ("ATFA"), AEGON/Transamerica Investor Services, Inc. ("ATIS") &
AEGON/Transamerica Fund Services, Inc. ("ATFS"); Chief Marketing Director, AUSA
Financial Markets
John K. Carter, Director, Senior Vice President, General Counsel, Compliance Officer and Secretary	General Counsel, Sr. Vice President & Secretary, IDEX, ATSF, Fund B & TIS; Vice President & Secretary, TIF; Vice President & Sr. Counsel, Western Reserve Life
Assurance Co. of Ohio ("WRL"); Director, General Counsel, Sr. Vice President &
Secretary, ATFA, ATIS & ATFS; Vice President, AFSG Securities Corp. ("AFSG");
Vice President, Secretary and Anti-Money Laundering Officer, TII; Vice
President & Counsel (1997-1999), Salomon Smith Barney; Assistant Vice
President, Associate Corporate Counsel & Trust Officer (1993-1997), Franklin
Templeton Mutual Funds
Larry N. Norman, Director and Chairman	President & Chairman, Transamerica Life Insurance Company; Trustee, IDEX; Director, ATFA, ATSF, ATIS, ATFS, TIS & TIF; Manager, Fund B; President, AFSG

Mr. Norman also serves as a Director of ATSF; Mr. Carter and Mr. Scott serve as Officers of ATSF.

EXHIBIT D

Managers and Principal Officer of Great Companies

The address of each of the following persons is 635 Court Street, Suite 100, Clearwater, Florida 33756.

Name	Positions/Offices Held with Sub-Adviser
John R. Kenney	Chairman, Co-CEO, Member and Manager
James H. Huguet	Co-CEO, Member and Manager
Gerald W. Bollman	Executive Vice President
Alan F. Warrick	Manager
John C. Riazzi	Manager
Jerome C. Vahl	Manager
Thomas R. Moriarty	Manager

Directors and Principal Officer of Templeton

The address of each of the following persons is One Franklin Parkway, San Mateo, California 94403-1906 and 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394.

Name	Positions/Offices Held with Sub-Adviser
Donald F. Reed	Chief Executive Officer
Gary P. Motyl	President
Martin L. Flanagan	Executive Vice President and Chief Operating Officer
Gregory E. McGowan	Executive Vice President and Secretary
Michael J. Corcoran	Vice President and Controller

No Officer or Director of ATSF is an Officer, Director, employee or shareholder of Great Companies or Templeton. No Officer or Director of ATSF owns securities or has any other material direct or indirect interest in Great Companies or Templeton.

EXHIBIT E

        The following table sets forth certain information regarding registered investment companies with similar investment objectives to the Portfolio that are advised or sub-advised by Great Companies.

Name of Portfolio with Similar Investment Objective	Net Assets as of December 31, 2002	Annual Management Fee Rate
AEGON imaxx Global Companies Fund	$945,704	0.50% on the first $50 million (CAD)

The following table sets forth certain information regarding registered investment companies with similar investment objectives to the Portfolio that are advised or sub-advised by Templeton.

Name of Fund with Similar Investment Objective	Net Assets as of June 30, 2003 (in millions)	Annual Management Fee Rate
Templeton Institutional Funds, Inc.-- Foreign Equity Series	$3,447.3	0.62%
Franklin Templeton Variable Insurance Products Trust-- Templeton Foreign Securities Fund	$793.6	0.59%
Maxim Series Fund, Inc.-- Maxim Templeton International Equity Portfolio	$178.5	0.50%
Manufacturers Investment Trust-- International Value Trust	$272.5	0.47%
American AAdvantage International Equity Fund	$321.4	0.28%
Northwestern Mutual Series Fund, Inc.-- International Equity Portfolio	$617.2	0.37%
Mason Street Funds, Inc.-- International Equity Fund	$132.3	0.78%
SunAmerica Series Trust - International Value Portfolio	$29.8	0.63%
Security Equity Fund - International Series	$8.2	0.63%
SBL Fund - Series I	$17.7	0.63%